UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 17, 2006

iVOW, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11455 El Camino Real, Suite 140, San Diego, California 92130
(Address of principal executive offices, with zip code)

(858) 703-2820
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01                                             Other Events

On November 21, 2006, iVOW, Inc. (the “Company”) received a Staff Determination Letter from the NASDAQ Stock Market (“NASDAQ”), stating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it has not filed its Quarterly Report on Form 10-QSB for the period ended September 30, 2006 in a timely manner.  NASDAQ Marketplace Rule 4310(c)(14) requires the Company to file with NASDAQ, on a timely basis all reports and other documents required to be filed with the SEC.  As previously disclosed, the Company’s audit committee is in the process of retaining a new audit firm to serve as the Company’s independent registered public accounting firm.  The Company intends to file the Form 10-QSB as promptly as possible following its retention of a new independent registered public accounting firm.

The Staff Determination Letter indicated that the Company’s common stock will be suspended at the opening of business on November 30, 2006, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on NASDAQ unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”).  As previously disclosed, on October 13, 2006, the Company received a NASDAQ Staff Deficiency Letter stating that the Company had failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4) because for 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 bid requirements.  Further, as previously disclosed, on September 20, 2006, the Company entered into an Agreement and Plan of Merger with Crdentia Corp. and iVOW Acquisition Corp. (“Merger Sub”) providing for the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly-owned subsidiary of Crdentia Corp.  With these factors in mind, the Company does not intend to request a hearing before the Panel by November 28, 2006, as permitted by the letter, to review the staff’s determination.

The Company issued a press release on November 28, 2006 disclosing, among other things, its receipt of the Staff Determination Letter.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.
Date: November 28, 2006	By:	/s/ Richard M. Gomberg
Richard M. Gomberg
Vice President of Finance, Chief Financial Officer and Secretary
(Principal financial and accounting officer)